(KPM FUNDS LOGO)

                                  SEMI-ANNUAL
                                     REPORT

                              KPM EQUITY PORTFOLIO

                               DECEMBER 31, 1999

                                (KPM FUNDS LOGO)

                             PERFORMANCE STATISTICS

                      SIX MONTHS ENDED  ONE YEAR ENDED    AVERAGE ANNUAL RETURN
                          12/31/99         12/31/99     SINCE INCEPTION (7/5/94)
                      ----------------  --------------  ------------------------
   Equity Portfolio       (11.37)%         (7.06)%              12.15%

The total returns represent the overall performance of an investment for a specific period of time, assuming reinvestment of dividends and capital gains.

Total returns reflect past performance. Past performance does not predict future performance. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Dear Shareholder:

The equity markets produced an incredibly wide divergence in performance last year from a style perspective. In the first half of the year, the markets were constantly shifting between value and growth, with value stocks performing significantly better in the June quarter. The second half of the calendar year 1999 (which is the first half of KPM Funds' fiscal year) saw momentum growth stocks thoroughly dominate the performance landscape. This outperformance by growth was especially poignant in the December quarter when the growth style overwhelmed value in every category.

                                                       TOTAL RETURN
                                            ----------------------------------
                                            DECEMBER QUARTER       6 MONTHS
                                             ENDED 12/31/99     ENDED 12/31/99
                                            ----------------    --------------
VALUE INDEXES
Russell 1000 Value (large value stocks)           +5.44%             -5.42%
Russell Midcap (midsize value stocks)             +3.77%             -7.75%
Russell 2000 Value (small value stocks)           +1.53%             -7.00%

GROWTH INDEXES
Russell 1000 Growth                              +25.14%            +20.26%
Russell Midcap Growth                            +39.47%            +32.36%
Russell 2000 Growth                              +33.39%            +26.72%

Our value style did not fare well during this period as the KPM Equity portfolio declined 11.37% in the six-month period ended December 31, 1999

What is happening in this market and why are value stocks acting so poorly? The primary reason is that the market continues to be dominated by an ever-shrinking list of large capitalization growth stocks. Technology stocks, in particular, have been red hot. Valuations for this group have been pushed to incredible levels, and speculation, especially in the Internet sector, has been at a fever pitch. For example, the technology-dominated NASDAQ Composite raced ahead over 85% in 1999 with more than half of that gain coming in the fourth quarter alone! Moreover, over 1/2 of last year's gain by the S&P 500 (+20.3%) can be accounted for by just eight large technology stocks. Because technology stocks appear to be the "only game in town," money continues to flow into this area of the market to the detriment of other sectors. We are seeing where value stocks are being sold so the money can be directed to the hot technology area. This phenomenon has also resulted in a wide disparity in valuations. While the valuations of many growth stocks, especially technology companies, have gone sky-high, much of the rest of the market remains reasonably priced. For example, the P/E multiple on the S&P 500, excluding the technology stocks, is less than 20x, while the technology stocks carry an average P/E ratio of over 50x. Many of the stocks we own in the Fund are quality companies, have good prospects, and are priced at less than 15x earnings.

We believe a very unhealthy mania has gripped the tech stock market and the recent volatility is a danger signal, in our opinion. Manias usually end badly for those who are speculating in this area of the market. In contrast, we continue to own excellent businesses at very reasonable prices and are convinced that a more rational environment will benefit the value style and our investment philosophy.

Sincerely,

/s/ Rodney D. Cerny

Rodney D. Cerny, CFA
President

                              KPM EQUITY PORTFOLIO
                              PORTFOLIO COMMENTARY

     Bruce H. Van Kooten, CFA
     Portfolio Manager

Throughout our career (which spans over twenty years), we have always believed in and supported the value style of investing as put forth by Benjamin Graham. Underlying this discipline is the requirement that you not pay too much for shares in a company. In other words, Graham always insisted on a "margin of safety" for all investments. He also put more analytical effort in a company's past financial performance than in expectations for the future. After all, since the past is known and the future is not, by focusing on the past, one can come up with reasonable expectations of the future. Graham also made comments referring to the price movement of stocks. In The Intelligent Investor,
                                               ------------------------
referring to an owner of common stocks, Graham states, "As long as the earning power of his holdings remains satisfactory, he can give as little attention as he pleases to the vagaries of the stock market" (p.104). Also, "_price fluctuations have only one significant meaning for the true investor. They provide him with an opportunity to buy wisely when prices fall sharply and to sell wisely when they advance a great deal. At other times he will do better if he forgets about the stock market and pays attention to his dividend returns and to the operating results of his companies" (p.109). One of our favorite quotes is especially applicable to the momentum-driven market of the past two years:
"_market quotations are there for his convenience, either to be taken advantage of or to be ignored. He should never buy a stock because it has gone up or sell one because it has gone down." A momentum-driven market feeds on itself. Stock prices increase simply because they have increased.

This "feeding frenzy" in technology and Internet stocks has, in effect, produced two separate markets. The "old" market is comprised of the traditional manufacturing and service companies while the "new" market is made up of technology, telecommunications, and Internet companies. The "new" market stocks are those that drove the market averages to their incredible returns last year, while the "old" market stocks (two-thirds of all stocks traded on the NYSE) as a whole were down or flat. Throughout 1999, our feeling was that we were standing in a casino while across the room, a bank of slot machines were paying off almost 100% of the time. All people had to do was plunk money into the machine, pull the handle, and win. The only difference was that each successive person to pull the handle had to ante up a larger sum than the prior player in order to win the same amount. We never could get to those slot machines because a ball and chain (read: value principles) kept us shackled to the opposite wall. There is no way that we can keep up with a speculative mania in technology and internet stocks without throwing our Benjamin Graham-inspired value principles to the wind and becoming gamblers ourselves. There is, however, a large contingent of "value" investors who have capitulated and bought the highly speculative "new" market stocks. Those managers have done all right in terms of performance, but we don't see how they can call themselves value managers anymore. They've shown themselves to be more in the realm of "sector rotators," moving from area to area in the market depending on what is working at the time. We have heard of value shops closing their doors due to loss of business and know of more than a few value investors who have left the business of managing other peoples money. Warren Buffett did the same thing in 1969 when he terminated his investment partnership because he was "not attuned to this market environment_" He also commented that "a swelling interest in investment performance has created an increasingly short-term oriented and (in my opinion) more speculative market."

There is an excellent article in the January 24, 2000 issue of Fortune magazine
                                                               -------
entitled "Has the Market Gone Mad?" where the author questions the wisdom of investors paying absurd prices for companies whose businesses they cannot explain or even understand. The author also questions how much people are willing to pay for companies that do have viable businesses. For example, in order for AOL to justify its current stock price, the company would have to grow its earnings at 39% per year for twenty years. Cisco Systems would have to grow earnings at 32% per year to justify its stock price at this level. Growth rates such as these may be attainable over a short period of time, but growing at these levels for twenty years or more is unlikely to be attained, especially when you calculate how big these companies would be even ten years out.

Freddie Mac has been, and continues to be one of the largest holdings in your Fund. Freddie Mac's stock performance in 1999 was pretty much typical of the performance of most financial stocks. The company's business (providing liquidity to the secondary mortgage market) performed exceptionally in 1999. Earnings grew at a 28% rate from a year ago, while credit risk and interest-rate risk declined to historically low levels. The reason the stock declined about 25% last year had to do with the increases in interest rates rather than Freddie Mac's business. An increase in interest rates means that the rate used to discount expected future cash flows must increase, which implies a decline in value of financial assets. The impact from rate increases will affect all stocks in time. Perceptions that technology companies are immune to rate increases will simply not be borne out. Freddie Mac's shareholder-oriented management expects that the company can grow earnings in the 12% range for the next few years, exceeding the growth for the broad market. Freddie Mac is an excellent example of a company that is continually increasing its business value while the stock price has been declining. We believe that the ability of a company to keep increasing its business value is the most important factor in a successful long-term investment.

Looking out into 2000, in spite of a market that does not currently reward our style of investment, we intend to stay the course of remaining rational, and we will patiently search for excellent companies selling below their intrinsic value. We still believe this is the best and most rewarding technique over the long-term.

PORTFOLIO PROFILE AS OF DECEMBER 31, 1999

                                               KPM EQUITY
                                            WEIGHTED AVERAGE       S&P 500
                                            ----------------       -------
       Price/Earnings*<F1>                        19.3x             29.0x
       Price/Book Value                           3.4x               5.1x
       Dividend Yield                             1.5%               1.1%
       Return on Equity (5-year average)          23.8%             17.0%
       Market Capitalization                  $30.5 billion     $143.1 billion
       *<F1> based on 1999 estimates

                       AVERAGE ANNUAL RATE OF RETURN (%)
                     FOR THE PERIOD ENDED DECEMBER 31, 1999

                                   FISCAL                      SINCE INCEPTION
                                YEAR-TO-DATE  1 YEAR  3 YEARS       7/5/94
                                ------------  ------  -------  ---------------
  KPM Equity Portfolio            (11.37)     (7.06)    2.36        12.15

          date            KPM Equity Portfolio      S&P 500 Composite
          6/30/94               $10,000                  $10,000
          12/31/94              $10,234                  $10,440
          6/30/95               $12,201                  $12,549
          12/31/95              $13,565                  $14,363
          6/30/96               $15,162                  $15,813
          12/31/96              $17,506                  $17,660
          6/30/97               $19,850                  $21,300
          12/31/97              $21,023                  $23,554
          6/30/98               $21,612                  $27,725
          12/31/98              $20,204                  $30,284
          6/30/99               $21,185                  $29,869
          12/31/99              $18,776                  $32,172

This chart assumes an initial investment of $10,000 made on 7/5/94. Total return is based on the net change in N.A.V. and assuming reinvestment of all dividends and other distributions. Performance figures represent past performance, which is no guarantee of future results, and will fluctuate. The investment return and principal value of an investment in the KPM Equity Portfolio will fluctuate so that an investor's shares in the Fund, when redeemed, may be worth more or less than their original cost.

The S&P 500 Composite is an index of 500 selected common stocks. The index consists primarily of stocks with large market capitalizations and represents approximately two-thirds of the total market value of all U.S. common stocks. The returns for this index do not reflect any fees or expenses.

                              KPM EQUITY PORTFOLIO

            SCHEDULE OF INVESTMENTS -- DECEMBER 31, 1999 (UNAUDITED)

COMMON STOCKS -- 95.7%                             SHARES              VALUE
----------------------                             ------              -----
BASIC MATERIALS -- 5.1%
FiberMark, Inc. *<F2>                              22,000          $   258,500
Potash Corporation                                  9,500              457,781
                                                                   -----------
                                                                       716,281
                                                                   -----------
CAPITAL GOODS -- 9.2%
Emerson Electric Co.                                6,000              344,250
Honeywell International, Inc.                       9,000              519,187
Pentair, Inc.                                      11,000              423,500
                                                                   -----------
                                                                     1,286,937
                                                                   -----------
COMMUNICATION SERVICES -- 9.9%
AT&T Corp.                                          7,000              355,250
MCI WorldCom, Inc. *<F2>                           11,250              596,250
SBC Communications, Inc.                            9,000              438,750
                                                                   -----------
                                                                     1,390,250
                                                                   -----------
CONSUMER CYCLICALS -- 10.2%
The Dun & Bradstreet Corporation                   18,000              531,000
Mattel, Inc.                                       20,000              262,500
Nike, Inc.                                         13,000              644,313
                                                                   -----------
                                                                     1,437,813
                                                                   -----------
CONSUMER STAPLES -- 14.8%
Anheuser-Busch Companies, Inc.                      7,000              496,125
Kimberly-Clark Corporation                          6,500              424,125
McDonald's Corporation                             10,500              423,281
Philip Morris Companies Inc.                       17,000              394,187
Sara Lee Corporation                               15,000              330,938
                                                                   -----------
                                                                     2,068,656
                                                                   -----------
ENERGY -- 7.9%
Atlantic Richfield Company                          6,000              519,000
Exxon Mobil Corporation                             5,000              402,812
Prima Energy Corporation *<F2>                      8,000              192,500
                                                                   -----------
                                                                     1,114,312
                                                                   -----------
FINANCIAL SERVICES -- 11.1%
Gallagher (Arthur J.) & Co.                         4,000              259,000
Freddie Mac                                        14,000              658,875
SLM Holding Corporation                            15,000              633,750
                                                                   -----------
                                                                     1,551,625
                                                                   -----------
HEALTHCARE -- 5.8%
IMS Health, Inc.                                   13,000              353,438
Johnson & Johnson                                   5,000              465,625
                                                                   -----------
                                                                       819,063
                                                                   -----------
INSURANCE -- 9.9%
The Allstate Corporation                           18,000              432,000
Berkshire Hathaway Inc. *<F2>                          17              953,700
                                                                   -----------
                                                                     1,385,700
                                                                   -----------
TECHNOLOGY -- 11.8%
Electronic Data Systems Corporation                 6,000              401,625
First Data Corporation                              9,000              443,813
Gartner Group, Inc.*<F2>                           22,000              335,500
Transaction Systems
  Architects, Inc.*<F2>                            17,000              476,000
                                                                   -----------
                                                                     1,656,938
                                                                   -----------
TOTAL COMMON STOCK
  (cost $10,714,912)                                                13,427,575
                                                                   -----------
TOTAL INVESTMENTS -- 95.7%
  (cost $10,714,912)                                                13,427,575

Other assets in excess of
  liabilities -- 4.3%                                                  601,834
                                                                   -----------
Total net assets -- 100.00%                                        $14,029,409
                                                                   -----------
                                                                   -----------
*<F2>  Non-income producing

                     See notes to the financial statements.

                      STATEMENTS OF ASSETS AND LIABILITIES
                         DECEMBER 31, 1999 (UNAUDITED)

                                                                      KPM
                                                                     EQUITY
                                                                   PORTFOLIO
                                                                   ---------
ASSETS:
Investments, at value (cost of $10,714,912)                       $13,427,575
Cash                                                                  391,618
Dividends and interest receivable                                      23,650
Capital shares sold                                                   271,034
Other assets                                                            1,101
                                                                  -----------
     Total assets                                                  14,114,978
                                                                  -----------

LIABILITIES:
Payable to Adviser                                                      7,605
Payable to Distributor                                                  3,710
Capital shares redeemed                                                40,000
Accrued expenses and other liabilities                                 34,254
                                                                  -----------
     Total liabilities                                                 85,569
                                                                  -----------
NET ASSETS                                                        $14,029,409
                                                                  -----------
                                                                  -----------
NET ASSETS CONSIST OF:
Paid in capital                                                   $ 9,837,536
Accumulated undistributed net investment loss                          (6,616)
Accumulated undistributed net realized gain on investments          1,485,826
Unrealized appreciation or depreciation on investments              2,712,663
                                                                  -----------
NET ASSETS                                                        $14,029,409
                                                                  -----------
                                                                  -----------
Shares issued and outstanding (Fifty million
  shares of $0.00001 par value authorized)                          1,027,526

Net asset value per share (offering and redemption price)         $     13.65
                                                                  -----------
                                                                  -----------

                     See notes to the financial statements.

                            STATEMENTS OF OPERATIONS
               FOR THE PERIOD ENDED DECEMBER 31, 1999 (UNAUDITED)

                                                                      KPM
                                                                     EQUITY
                                                                   PORTFOLIO
                                                                   ---------
INVESTMENT INCOME:
Dividends (net of foreign taxes withheld of $1,400                $   167,039
Interest                                                               14,156
                                                                  -----------
     Total investment income                                          181,195
                                                                  -----------

EXPENSES:
Investment advisory fees                                               83,358
Accounting and transfer agent fees and expenses                        30,620
Distribution fees (12b-1)                                              26,049
Administrative fees                                                    15,088
Custody fees and expenses                                               4,547
Professional fees                                                       4,307
Directors' fees and expenses                                            3,312
Shareholder reports                                                     2,576
Registration and filing fees                                            1,771
Other                                                                     893
                                                                  -----------
     Total expenses before reimbursement from Adviser                 172,521
Less, expense reimbursement                                           (16,197)
                                                                  -----------
Net expenses                                                          156,324
                                                                  -----------
NET INVESTMENT INCOME                                                  24,871
                                                                  -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain on investments                                    1,486,061
Net change in unrealized appreciation (depreciation)
  of investments                                                   (4,317,701)
                                                                  -----------
NET LOSS ON INVESTMENTS                                            (2,831,640)
                                                                  -----------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS              $(2,806,769)
                                                                  -----------
                                                                  -----------

                     See notes to the financial statements.

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                  KPM EQUITY PORTFOLIO
                                                                                               SIX MONTHS             YEAR
                                                                                                 ENDED               ENDED
                                                                                             DEC. 31, 1999       JUNE 30, 1999
                                                                                             -------------       -------------
                                                                                              (UNAUDITED)
OPERATIONS:
Net investment income                                                                         $     24,871       $    160,025
Net realized gain on investments                                                                 1,486,061            963,869
Change in unrealized appreciation (depreciation) of investments                                 (4,317,701)        (3,309,904)
                                                                                              ------------       ------------
     Net decrease in net assets resulting from operations                                       (2,806,769)        (2,186,010)
                                                                                              ------------       ------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income                                                                              (31,487)          (165,014)
Net realized gain on investments                                                                  (962,486)        (1,379,833)
                                                                                              ------------       ------------
     Total dividends and distributions                                                            (993,973)        (1,544,847)
                                                                                              ------------       ------------

CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold                                                                          739,021          5,660,483
Shares issued in connection with payment of dividends and distributions                            952,040          1,411,524
Cost of shares redeemed                                                                        (10,212,419)       (33,104,645)
                                                                                              ------------       ------------
     Net decrease in net assets from capital share transactions                                 (8,521,358)       (26,032,638)
                                                                                              ------------       ------------
TOTAL DECREASE IN NET ASSETS                                                                   (12,322,100)       (29,763,495)


NET ASSETS:
Beginning of period                                                                             26,351,509         56,115,004
                                                                                              ------------       ------------
End of period*<F3>                                                                            $ 14,029,409       $ 26,351,509
                                                                                              ------------       ------------
*<F3>  Including undistributed net investment loss of:                                        $     (6,616)      $         --
                                                                                              ------------       ------------
                                                                                              ------------       ------------

CHANGES IN SHARES OUTSTANDING:
Shares sold                                                                                         50,774            375,834
Shares issued in connection with payment of dividends and distributions                             68,052             91,538
Shares redeemed                                                                                   (705,116)        (2,095,537)
                                                                                              ------------       ------------
NET DECREASE IN SHARES OUTSTANDING                                                                (586,290)        (1,628,165)
                                                                                              ------------       ------------
                                                                                              ------------       ------------

                     See notes to the financial statements.

                              FINANCIAL HIGHLIGHTS
           SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING

                                                                                     KPM EQUITY PORTFOLIO

                                                            SIX MONTHS        YEAR           YEAR           YEAR           YEAR
                                                              ENDED          ENDED          ENDED          ENDED          ENDED
                                                          DEC. 31, 1999  JUNE 30, 1999  JUNE 30, 1998  JUNE 30, 1997  JUNE 30, 1996
                                                          -------------  -------------  -------------  -------------  -------------
                                                           (UNAUDITED)
NET ASSET VALUE -
  BEGINNING OF PERIOD                                         $16.33         $17.31         $17.92         $14.53         $12.00
                                                              ------         ------         ------         ------         ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                           0.02           0.07           0.08           0.05           0.05
Net realized gain (loss) and
  unrealized appreciation
  (depreciation)                                               (1.86)         (0.45)          1.31           4.25           2.83
                                                              ------         ------         ------         ------         ------
       Total from investment
         operations                                            (1.84)         (0.38)          1.39           4.30           2.88
                                                              ------         ------         ------         ------         ------
LESS DISTRIBUTIONS:
Dividends from net investment
  income                                                       (0.02)         (0.07)         (0.08)         (0.06)         (0.05)
Distributions from net realized
  gain from investment
  transactions                                                 (0.82)         (0.53)         (1.92)         (0.85)         (0.30)
                                                              ------         ------         ------         ------         ------
       Total distributions                                     (0.84)         (0.60)         (2.00)         (0.91)         (0.35)
                                                              ------         ------         ------         ------         ------
NET ASSET VALUE - END OF PERIOD                               $13.65         $16.33         $17.31         $17.92         $14.53
                                                              ------         ------         ------         ------         ------
                                                              ------         ------         ------         ------         ------

TOTAL RETURN                                                 -11.37%         -1.97%          8.88%         30.92%         24.27%

RATIOS AND SUPPLEMENTAL DATA:
Net assets, end of period
  (thousands)                                                $14,029        $26,352        $56,115        $41,343        $30,565
Ratio of net expenses to average
  net assets                                                   1.50%(1)<F4>   1.43%(1)<F4>   1.42%          1.45%          1.50%
Ratio of net investment income
  to average net assets                                        0.24%(1)<F4>   0.41%(1)<F4>   0.45%          0.34%          0.40%
Portfolio turnover rate                                       12.94%         36.22%         32.25%         41.83%         34.05%

(1)<F4> Without fees waived, ratio of expenses to average net assets would have been 1.66% and 1.43% and ratio of net investment income to average net assets would have been 0.08% and 0.41% for the six months ended December 31, 1999 and the year ended June 30, 1999, respectively.

                     See notes to the financial statements.

                                KPM FUNDS, INC.

       NOTES TO THE FINANCIAL STATEMENTS -- DECEMBER 31, 1999 (UNAUDITED)

1.  ORGANIZATION

KPM Funds, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund issues its shares in series, each series representing a distinct portfolio with its own investment objectives and policies. At December 31, 1999, the Fund had one portfolio in operation: the KPM Equity Portfolio (the "Portfolio").

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies employed by the Fund in preparing its financial statements.

USE OF ESTIMATES: In preparing the financial statements in accordance with generally accepted accounting principles, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

VALUATION OF INVESTMENTS: Investment securities are carried at value determined using the following valuation methods:

o Securities traded on a national securities exchange are valued at the last reported sale price that day.

o Securities traded on a national securities exchange for which there were no sales on that day or on the NASDAQ National Market System and securities traded on other over-the-counter markets for which market quotations are readily available are valued at closing bid prices.

o Securities including bonds or other assets for which market prices are not readily available are valued at fair market value as determined in good faith or under the direction of the Board of Directors. Determination of fair value involves, among other things, reference to market indices, matrices and data from independent brokers and pricing services.

All securities are valued in accordance with the above noted policies at the close of each business day.

DISTRIBUTIONS TO SHAREHOLDERS: Dividends from net investment income are declared and paid quarterly. Distributions of net realized capital gains, if any, will be declared at least annually.

FEDERAL INCOME TAXES: It is the Portfolio's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and the Portfolio intends to distribute investment company net taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is required.

OTHER: Security and shareholder transactions are recorded on trade date. Realized gains and losses on sales of investments are calculated on the identified cost basis. Dividend income and dividends and distributions to shareholders are recorded on the ex-dividend date. Interest income is recognized on an accrual basis. Generally accepted accounting principles require that permanent financial reporting and tax differences relating to shareholder distributions be reclassified to paid in capital.

3.  INVESTMENT ADVISORY AND OTHER AGREEMENTS

The Fund has retained KPM Investment Management, Inc. (the "Adviser"), a wholly-owned subsidiary of KFS Corporation, which is a wholly-owned subsidiary of Mutual of Omaha Insurance Company, as its exclusive investment adviser. The Adviser receives a fee, computed daily and payable monthly, at the annual rates presented below as applied to the Portfolio's daily net assets. The Adviser has voluntarily agreed to reimburse the Portfolios to the extent of the advisory fee paid, if operating expenses exceed the annual rates presented below as applied to the Portfolio's daily net assets. For the six months ended December 31, 1999 the Adviser waived the following fees:

                                                                  KPM EQUITY
                                                                  PORTFOLIO
                                                                  ---------
    Annual Advisory Rate                                             0.80%
    Annual Cap on Expenses                                           1.50%
    Fees Waived                                                    $16,197

The Fund has an agreement with Kirkpatrick, Pettis, Smith, Polian Inc. ("KPSP"), a wholly-owned subsidiary of KFS Corporation, to act as principal underwriter and distributor for the Portfolio's shares. Pursuant to the distribution agreement and Rule 12b-1 Plan, KPSP is paid a fee of 0.25% per annum of the Portfolio's daily net assets. Under the terms of the distribution agreement, the Portfolio incurred $26,049 for such service.

For the six months ended December 31, 1999, the KPM Equity Portfolio paid KPSP $50 in broker commissions.

4.  SECURITIES TRANSACTIONS

Purchases and sales of investment securities, other than short-term investments, for the six months ended December 31, 1999 were as follows:

                                                                 KPM EQUITY
                                                                 PORTFOLIO
                                                                 ---------
     Purchases:
          U.S. Government                                                --
          Other                                                 $ 2,566,608
     Sales:
          U.S. Government                                                --
          Other                                                 $11,746,018

At December 31, 1999, unrealized appreciation (depreciation) for federal income tax purposes was as follows:

                                         NET
                                    APPRECIATION   APPRECIATION   DEPRECIATION
                                    ------------   ------------   ------------
     KPM Equity Portfolio            $2,688,150     $3,200,062     $(511,912)

At December 31, 1999, the cost of investment securities for income tax purposes was $10,739,425.

5.  SPECIAL MEETING OF SHAREHOLDERS, NOVEMBER 8, 1999

A Special Meeting of Shareholders of the KPM Fixed Income Portfolio (the "Portfolio"), a series of the KPM Funds, Inc. (the "Fund"), was held November 8, 1999 at the offices of the Fund. As of October 8, 1999, the record date, outstanding shares of the Fund were 493,718.194. Holders of 404,013.160 shares of the Fund were present at the meeting in person or by proxy, being the holders of a majority of the outstanding shares of the Fund and thus constituting a quorum. The following matter was voted on at the meeting:

The Shareholders of the Portfolio elected to liquidate and dissolve the Portfolio.

                                        WITHHOLD/    BROKER SHARES
             FOR          AGAINST        ABSTAIN       NOT VOTED
             ---          -------        -------       ---------
         382,953.310       0.000       110,764.884       0.000

INVESTMENT ADVISER
KPM Investment Management, Inc.

DISTRIBUTOR
Kirkpatrick, Pettis, Smith, Polian Inc.

ADMINISTRATOR, TRANSFER AGENT, DIVIDEND PAYING AGENT AND SHAREHOLDER SERVICING AGENT
Firstar Mutual Fund Services, LLC

CUSTODIAN
Firstar Bank, N.A.

This report has been prepared for the general information of KPM Funds shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus. The Prospectus contains more complete information about the Fund's objectives, policies, expenses and risks. Please read the prospectus carefully before investing or sending money.

                                (KPM FUNDS LOGO)

                        10250 Regency Circle, Suite 500
                              Omaha, NE 68114-3723